                                                                   EXHIBIT 10.23

                           LOAN MODIFICATION AGREEMENT

       This LOAN MODIFICATION AGREEMENT is entered into as of March 9, 2001, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, MA 02462, doing business under the name "Silicon Valley East" ("Bank"), and NETSCOUT SYSTEMS, INC., a Delaware corporation with its principal place of business at 4 Technology Park Drive, Westford, MA 01886 ("Borrower").

                                    RECITALS

       Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                    AGREEMENT

       1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement dated as of March 12, 1998, between Borrower and Bank, as amended by Loan Modification Agreements dated as of March 11, 1999, March 10, 2000 and June 27, 2000, providing for a revolving credit facility up to a maximum principal amount of FIVE MILLION AND NO/100THS DOLLARS ($5,000,000), as such Loan and Security Agreement may be further amended from time to time (the "Loan Agreement").

       Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

       2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

       3. DESCRIPTION OF CHANGES IN TERMS.

       3.1 MODIFICATIONS TO DEFINITIONS. Section 13.1 of the Loan Agreement is hereby amended by substituting the following definitions for those set forth therein for the same terms:

       "COMMITTED REVOLVING LINE" means an Advance up to $10,000,000.

       "REVOLVING MATURITY DATE" means March 9, 2002.

       3.2 MODIFICATIONS TO PROFITABILITY COVENANT. Section 6.7(ii) of the Loan Agreement is hereby replaced in its entirety with the following:

       (ii) PROFITABILITY. Borrower shall not suffer a net loss greater than (i) $3,000,000 in the fiscal quarter ending March 31, 2001 and (ii) $2,500,000 in each of the fiscal quarters ending June 30, 2001, September 30, 2001 and December 31, 2001.

       4. WAIVER OF PRIOR DEFAULT. Bank hereby waives Borrower's violation of the Profitability Covenant set forth in section 6.7(ii) of the Loan Agreement, prior to the effectiveness of this Loan Modification Agreement, for the period ending December 31, 2000.

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       5. FEES. Borrower shall pay to Bank a loan renewal fee of TWENTY-FIVE
THOUSAND DOLLARS ($25,000) as well as any out-of-pocket expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

       6. CONDITIONS TO FURTHER ADVANCES. The obligation of Bank to make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

       (i)    this Loan Modification Agreement duly executed by Borrower;

       (ii)   payment of the fees and Bank Expenses then due specified in
              Section 5 hereof;

       (iii) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

       7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Loan Modification Agreement.

       8. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the Indebtedness.

       9. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 7 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 9 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

       10. EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

       IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower": NETSCOUT SYSTEMS, INC.      "Bank": SILICON VALLEY BANK, doing
                                        business as SILICON VALLEY EAST


By: /s/ Lisa Fiorentino                 By: /s/ [illegible signature]
   ---------------------------------       ------------------------------------
   Lisa Fiorentino, VP - Finance


                                        SILICON VALLEY BANK

                                        By: /s/ Maggie Garcia
                                           ------------------------------------
                                        Title: Loan Admin--Team Leader
                                              ---------------------------------
                                      (Signed in Santa Clara County, California)

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


                                EXHIBIT D FOLLOWS















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


                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

Borrower: NetScout Systems, Inc.           Bank: Silicon Valley Bank
          4 Technology Park Drive                3003 Tasman Drive
          Westford, MA 01886                     Santa Clara, CA 95054

       The undersigned authorized officer of NETSCOUT SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 12, 1998 between Borrower and Bank, as may be amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________ of all required conditions and terms except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes. The Officer further expressly acknowledges Borrower may not request any borrowings at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

       Please indicate compliance status by circling Yes/No under "Complies" column:

             REPORTING COVENANT                      REQUIRED                                COMPLIES
             ------------------                      --------                                --------
Interim financial statements and CC                Quarterly within 45 days                    Yes No
Annual (CPA Audited) and CC                        FYE within 120 days                         Yes No
Borrowing Base Certificate and A/R Agings          Monthly within 30 days, if borrowing,       Yes No
                                                   otherwise quarterly within 45 days
Collateral Audit                                   Annually if direct borrowing exceeds        Yes No
                                                   $500,000

             FINANCIAL COVENANTS                     REQUIRED              ACTUAL                  COMPLIES
             -------------------                     --------              ------                  --------
MAINTAIN ON A QUARTERLY BASIS:
Minimum Quick Ratio                                  1.5:1.0           __________:1.0               Yes No
Maximum Net Loss - FQE 3/31/01                     ($3,000,000)        $_____________               Yes No
Maximum Net Loss - FQE 6/30/01, 9/30/01 and
12/31/01                                           ($2,500,000)        $_____________               Yes No

Comments Regarding Exceptions:


Sincerely,


-----------------------------------     ---------------------------------------
Signature                                             BANK USE ONLY
                                         Received by:
                                                     --------------------------
-----------------------------------      Date:
TITLE                                         ---------------------------------
                                         Reviewed by:
                                                     --------------------------
-----------------------------------      Compliance Status:   Yes      No
DATE                                                              ---     ---
                                         ---------------------------------------

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